UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 12, 2013, Lone Pine Resources Inc. (“Lone Pine” or the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing that it had entered into a commitment letter with a syndicate of lenders to provide for a new senior secured credit facility to be effective upon completion of the Company’s proposed restructuring under the Companies’ Creditors Arrangement Act, and providing an update regarding its restructuring and related court proceedings.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

99.1	Lone Pine Resources Inc. press release dated November 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated: November 15, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lone Pine Resources Inc. press release dated November 12, 2013.